# 2018 3rd Quarter Investor Deck

November 5, 2018

# Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of September 30, 2018 (unless otherwise noted) and should be read in connection with Navient Corporation's (Navient) Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 26, 2018 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2017 Form 10-K. This presentation contains "forward-looking" statements and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:

- increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to the hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace generally (including changes resulting from new laws and the implementation of existing laws).

The company could also be affected by, among other things:

- unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- changes in general economic conditions;
- the other factors that are described in the "Risk Factors" section of Navient's Annual Report on Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's third-quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

NAVIENT®

- Navient is a leading provider of asset management and business processing solutions for education, healthcare, and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
  - Industry leading student loan servicer supporting the educational and economic development of our approximately 12 million customers
  - Offering products that are focused on helping consumers refinance their education loans at the lower rates they have earned
  - Providing business processing services for healthcare and non-education related government clients

# Operating Results
# Core Earnings Basis

| (In millions, except per share amounts) | Q3 18 | Q3 17 | YTD 18 | YTD 17 |
|---|---|---|---|---|
| **Adjusted Core EPS [1]** | **$0.56** | **$0.56** | **$1.51** | **$1.36** |
| **Restructuring and regulatory expenses** | ($0.03) | ($0.01) | ($0.09) | ($0.02) |
| **Reported Core EPS** | **$0.53** | **$0.55** | **$1.42** | **1.34** |
| Average common stock equivalent | 264 | 274 | 267 | 285 |
| Ending total education loans, net | $96,704 | $107,340 | $96,704 | $107,340 |
| Average total education loans | $98,689 | $109,367 | $101,557 | $109,348 |

[1] Adjusted Core EPS excludes regulatory-related expenses and restructuring expenses.

# Opportunities to Create Value in 2018 and Beyond

## Federal Education Loans

- Loan servicing & asset recovery
- Default prevention & portfolio management

## Consumer Lending

- Refinancing education loans
- Non-compete for new in-school Private Education Loan originations ends December 31, 2018

## Business Processing

- Non-Education Government Services – Federal, State, and Municipal
- Healthcare Revenue Cycle Management

# Federal Education Loans Segment
# Core Earnings Basis

In this segment, Navient holds and acquires FFELP loans and performs servicing and asset recovery services on its own loan portfolio, federal education loans owned by the U.S. Department of Education and other institutions.

| ($'s in millions) | Q3 18 | Q3 17 | FY 2017 | FY 2016 | FY 2015 |
|---|---|---|---|---|---|
| Segment net interest margin | 0.82% | 0.71% | 0.79% | 0.86% | 0.84% |
| FFELP Loans: | | | | | |
| Provision for loan losses | $10 | $10 | $44 | $46 | $43 |
| Charge-offs | $13 | $10 | $49 | $54 | $61 |
| Charge-off rate | 0.09% | 0.05% | 0.07% | 0.07% | 0.08% |
| Greater than 30 days delinquency rate | 11.4% | 12.2% | 12.7% | 12.2% | 15.2% |
| Greater than 90 days delinquency rate | 6.6% | 5.9% | 6.2% | 6.3% | 8.2% |
| Forbearance rate | 12.4% | 15.2% | 11.2% | 12.9% | 15.3% |
| Average FFELP Loans | $75,582 | $85,019 | $84,989 | $92,497 | $100,421 |
| | | | | | |
| Total revenues [1] | $280 | $326 | $1,204 | $1,282 | $1,436 |
| Operating Expense | $87 | $77 | $316 | $366 | $401 |
| Net Income | $148 | $157 | $567 | $578 | $651 |
| | | | | | |
| Number of accounts serviced for ED (in millions) | 6.0 | 6.1 | 6.1 | 6.2 | 6.3 |
| Total federal loans serviced (in billions) | $294 | $296 | $296 | $293 | $288 |
| Contingent collections receivables inventory - education loans (billions) | $27.3 | $8.1 | $15.0 | $9.9 | $10.3 |

[1] Total revenues equals the net interest income after provision for loan losses plus total other income.

# Consumer Lending Segment
# Core Earnings Basis

In this segment, Navient holds, originates and acquires consumer loans and performs servicing activities on its own loan portfolio.

| ($'s in millions) | Q3 18 | Q3 17 | FY 2017 | FY 2016 | FY 2015 |
|---|---|---|---|---|---|
| Segment net interest margin | 3.35% | 3.57% | 3.33% | 3.41% | 3.67% |
| Private Education Loans (including Refinance Loans): | | | | | |
| Provision for loan losses | $75 | $95 | $382 | $383 | $538 |
| Charge-offs [1, 2] | $116 | $96 | $443 | $513 | $659 |
| Annualized charge-off rate [1, 2] | 2.1% | 1.6% | 2.0% | 2.2% | 2.6% |
| Greater than 30 days delinquency rate | 6.3% | 5.7% | 5.8% | 7.4% | 7.2% |
| Greater than 90 days delinquency rate | 2.9% | 2.6% | 2.6% | 3.6% | 3.4% |
| Forbearance rate | 3.9% | 5.4% | 3.8% | 3.4% | 3.8% |
| Average Private Education Loans | $23,107 | $24,348 | $23,762 | $25,361 | $28,803 |
| | | | | | |
| Total revenues [3] | $130 | $133 | $442 | $517 | $538 |
| Operating Expense | $38 | $39 | $156 | $149 | $151 |
| Net Income | $72 | $60 | $183 | $231 | $244 |

[1] In the second quarter of 2015, the portion of the loan amount charged off at default increased from 73 percent to 79 percent. This change resulted in a $330 million reduction to the balance of the receivable for partially charged-off loans which is not included in the charge-off disclosures above.
[2] In the third quarter of 2018, the portion of the loan amount charged off at default on our Private Education Loans increased from 79 percent to 80.5 percent. This change resulted in a $32 million reduction to the balance of the receivable for partially charged-off loans, which is not included in the charge-off disclosures above.
[3] Total revenues equals the net interest income after provision for loan losses plus total other income.

# Refinancing Education Loans is an Attractive Asset Generating Opportunity

## Overview

- Leverages our 40-plus years of data, analytics, capital markets and industry experience
- Graduation, employment and proven cash flows meaningfully reduce credit risk
- Opportunity to acquire assets from other originators
- Expected to generate low to mid teens ROE at scale, in line with our existing private education loan portfolio and above our cost of capital

## Estimated Outstanding Education Loan Market [1]

**$1.5 Trillion as of FFYE 9/30/2018**
**($'s in billions)**


Federal Loans not owned by Navient, $1,333
FFELP loans owned by Navient, $74
Private Education Loans owned by Navient, $22
Private Education Loans not owned by Navient, $96

[1] Source: Navient estimates for total outstanding Federal Loans based on FSA Data Center, Portfolio Summary, 9/30/2018; Navient estimates for total outstanding Private Education Loans based on "The MeasureOne Private Student Loan Report" July, 2018; Navient 10-Q filings.

# Typical Private Education Refi Borrower Profile

## Typical Borrower

| | Weighted Average |
|---|---|
| Borrower Age | 32 |
| Months since Graduation | 77 |
| Education | 70% advanced degrees |
| FICO | 767 |
| Income | $136,379 |
| Monthly Real Free Cash Flow [1] | $4,272 |
| Original Loan Amount | $72,336 |

## More Accurate Assessment

**Underwriters assess loan applications down to the transaction level where available**


Loan and Personal Details
Educational History
Credit Profile
Financial Health

[1] Real Free Cash Flow calculation is derived from Tax Adjusted Monthly Income less Actual Observed Expenses.

Note: Figures based on statistical pool of active loans on or before September 30, 2018. Calculated at or near origination. Under the terms of the Department of Education contract, we do not use ED data for any marketing or commercial purpose.

# Consumer Loan Segment Credit Detail

## Delinquency & Forbearance Usage

| TDR Loans ($ in millions) | 3Q 18 | 2Q 18 | 3Q 17 |
|---|---|---|---|
| Total delinquencies | $1,202 | $1,116 | $1,010 |
| Total delinquency rate as a % of loans in repayment | 13.4% | 12.2% | 11.0% |
| Loans delinquent greater than 90 days | $567 | $531 | $480 |
| Greater than 90 days delinquency rate | 6.3% | 5.8% | 5.2% |
| Forbearance | $707 | $690 | $931 |
| Forbearance rate | 7.3% | 7.0% | 9.2% |

| Non-TDR Loans ($ in millions) | 3Q 18 | 2Q 18 | 3Q 17 |
|---|---|---|---|
| Total delinquencies | $190 | $191 | $284 |
| Total delinquency rate as a % of loans in repayment | 1.4% | 1.5% | 2.1% |
| Loans delinquent greater than 90 days | $69 | $71 | $107 |
| Greater than 90 days delinquency rate | 0.5% | 0.6% | 0.8% |
| Forbearance | $185 | $195 | $341 |
| Forbearance rate | 1.4% | 1.5% | 2.5% |

## Allowance for Loan Loss [1]

| | September 30, 2018 | | |
|---|---|---|---|
| ($ in millions) | Allowance | Ending Balance | Allowance as % of Ending Balance |
| Non-TDR Loans | $ 92 | $ 13,650 | 0.7% |
| TDR Loans | 1,134 | 10,131 | 11.2% |
| Total before RPCO | 1,226 | 23,781 | 5.2% |
| RPCO | | 688 | 0.0% |
| Total | $ 1,226 | $ 24,469 | 5.0% |

| | September 30, 2017 | | |
|---|---|---|---|
| | Allowance | Ending Balance | Allowance as % of Ending Balance |
| Non-TDR Loans | $ 118 | $ 14,314 | 0.8% |
| TDR Loans | 1,169 | 10,580 | 11.0% |
| Total before RPCO | 1,287 | 24,894 | 5.2% |
| RPCO | | 771 | 0.0% |
| Total | $ 1,287 | $ 25,665 | 5.0% |

Note: In third quarter 2018, the portion of the loan amount charged off at default increased from 79 percent to 80.5 percent. This change resulted in a $32 million reduction to the balance of the receivable for partially charged-off loans (RPCO). These amounts are included in total charge-offs as reported in the "Allowance for Private Education Loan Losses" table.

[1] Purchased Credit Impaired Loans' losses are not provided for by the allowance for loan losses in the above table as these loans are separately reserved for, if needed. Related to the Purchased Non-Credit Impaired Loans acquired at a discount, no allowance for loan losses has been established for these loans as of September 30, 2018.

# Business Processing Segment
# Core Earnings Basis

In this segment, Navient performs business processing services for non-education related government and healthcare clients.

| ($'s in millions) | Q318 | Q3 17 | FY 2017 | FY 2016 | FY 2015 |
|---|---|---|---|---|---|
| Government Services | $40 | $34 | $134 | $106 | $86 |
| Healthcare RCM Services | $24 | $21 | $78 | $68 | $13 |
| **Total Business Processing Revenue** | **$64** | **$55** | **$212** | **$174** | **$99** |
| Operating Expenses | $59 | $49 | $187 | $149 | $83 |
| EBITDA [1] | $8 | $7 | $28 | $26 | $17 |
| EBITDA Margin [1] | 13% | 13% | 13% | 15% | 17% |
| **Net Income** | **$4** | **$4** | **$16** | **$16** | **$10** |
| Contingent collection receivables inventory (billions) | $13.1 | $15.9 | $11.4 | $10.1 | $9.9 |

[1] EBITDA is calculated by adding back depreciation and amortization expenses of $3 million and $1 million, respectively, to the quarterly pretax net income of Q3 18 and Q3 17, and $3 million, $1 million, and $1 million for FY 2017, FY 2016, and FY 2015, respectively, to yearly pretax income. There is no interest expense in any period. EBITDA Margin is calculated as EBITDA divided by revenue. Numbers may not add due to rounding.

# Expanding our Reach in Growing Markets

Navient business processing has grown from a student loan and tax-centric collections business to a revenue-cycle BPO business serving government and healthcare markets, realizing $212M in non-education related revenue in 2017.

| | Government * Services | Healthcare Revenue Cycle Management (RCM) |
|---|---|---|
| **Market Opportunities & Potential** | • Large addressable market, with multiple servicing needs<br>  • $4B Market for collections and payment processing services to state and local entities<br>  • $2.8B Toll services market<br>• Diverse client base<br>• Broad suite of services and client solutions<br>• Navient grew revenues by 26% in 2017 compared to the prior year | • $13B RCM Services market<br>• $3-4B in "back-end", growing 10% YOY<br>• Health systems facing thin margins and industry change<br>• Competitive landscape remains fragmented<br>• Navient grew revenues by 15% in 2017 compared to the prior year |
| **Capabilities That Position Us to Win** | • Brand, reputation, and performance<br>• Large scale data and transaction management<br>• Client-first, service-focused operations<br>• Strong reputation as back office specialist<br>• Compliance | • Brand, reputation, and performance<br>• Expert RCM knowledge<br>• Payer billing and claim resolution, analytics<br>• Compliance |

* Non-education related

# Navient Is Focused On Expense Efficiency

**Notable Items Impacting Total Expenses Compared to Prior Periods**

| ($ In millions) | Q3 18 | Q3 17 | YTD Q3 18 | YTD Q3 17 |
|---|---|---|---|---|
| **Reported Total Core Earnings Expenses** | **$256** | **$238** | **$741** | **$707** |
| Restructuring & Reorganization Expenses | $1 | - | $10 | - |
| Regulatory-Related Expenses | $9 | $3 | $21 | $11 |
| Duncan & Earnest Operating Expenses | $25 | $8 | $78 | $8 |
| 3rd Party Transfer Fee | - | - | $9 | - |
| Transition Services Agreement | $9 | - | $9 | - |
| Impact of ASC 606 | $14 | - | $38 | - |
| Reserve Release | - | - | ($40) | - |
| **Adjusted Total Core Earnings Expenses** | **$198** | **$227** | **$616** | **$688** |
| **Year over Year Change in Adjusted Total Core Earnings Expenses** | **(13%)** | | **(10%)** | |

**3rd Quarter Highlights**

- Year to date, adjusted total core earnings expenses have declined 10% as result of ongoing operating efficiency initiatives
- In Q3, closed on a strategic agreement with First Data related to Navient's student loan technology platform creating a more effective long-term variable cost structure for the business
- Transition Services Agreement (TSA) expenses and the impact of ASC 606 are fully offset by a corresponding increase in revenues
- Continued to build on our strong track record of improving operating efficiency and managing an expense structure that compares favorably to our peers

# Higher Education Industry

# Federal government is the largest consumer lender, owning or guaranteeing $1.4 trillion in student loans

- Federal loan interest rates, limits and terms are set by Congress.
- All federal loans are issued directly by the U.S. Department of Education since 2010 when federally guaranteed loans ended.
- Federal loans have no traditional underwriting, and no truth in lending disclosures.
- In AY 16-17, ED disbursed $95B in student loans, a decline from peak of $117B in AY 10-11.
- The number of federal borrowers is up by 51 percent since 2007.

*Total student loan originations, by type*



110
100
90
80
70
60
50
40
30
20
10
0
Billions, $
Federal student loans
Private education loans
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Academic year ending in...

The increasing dominance of federal student loan originations versus private loans reflects the federal government's massive involvement in student loans: it owns or guarantees 93 percent of the $1.4 trillion outstanding in student loans.

*Ownership distribution of student loans*



FFELP guarantors 2%
Private 8%
FFELP owned privately 12%
Perkins 0.5%
Dept of Education loan 78%
93% of student loans outstanding are owned or guaranteed by the federal government.

Source: Outstanding data as of 12/31/17, from FSA Data Center, Federal Reserve G.19 report; originations from College Board, "Trends in Student Aid 2017"

# In its role as a student loan servicer, Navient helps borrowers successfully repay their loans

**Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.**


1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

# Five Recommendations for Better Student Loans

❶ Providing better information *before* borrowing

❷ Improving the college completion rate

❸ Simplifying repayment

❹ Helping borrowers pay off faster

❺ Encouraging borrower contact with servicers

For additional information, please read "Five Recommendations for Better Student Loans" at news.Navient.com

# Navient's default prevention expertise has been a key factor in the decline of the national default rate

- The cohort default rate (CDR) measures the percent of borrowers who defaulted on a student loan within three years of entering repayment.
- In 2018, the Department of Education announced the 2015 CDR was 10.8 percent, a decrease from 2017 (11.5%) .
- The CDR for Navient-serviced customers was 7.5 percent, 35 percent lower than the national rate excluding Navient-serviced borrowers.
- Our outreach to borrowers is key. Nine times out of 10, if we can reach a struggling borrower, we can help him or her avoid default.

**2015 three-year cohort default rate**



10.8%
Navient's CDR is **35 percent** lower than all others
7.5%
Default rate (%)
All borrowers
Navient-serviced borrowers

Source: "Official Cohort Default Rates for Schools," Federal Student Aid, 9/24/18; Navient data
The 2015 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2014, and Sept. 30, 2015, and who defaulted in a three-year window by fall of 2018. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient's marketshare from the overall national cohort default rate; the resulting CDR for non-Navient serviced borrowers is 11.6%.

# The borrowers who struggle most are often non-completers with less than $10,000 in debt

**Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …**

Borrowers in default by attainment


2.8X
25%
9%
Percent
25
20
15
10
5
0
Completed Degree
Did Not Complete Degree

**… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.**

3-Year Default Rate by loan size, 2011 Repayment Cohort (parentheses contain share of all defaults)


(35%)
(31%)
(18%)
(11%)
(4%)
Percent
25
20
15
10
5
0
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President Obama's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

# In 1990, there were two repayment plans, and the most complex area was deferment

**Forbearance**

*Discretionary Forbearance*

- Hardship Forbearance



Forbearance
Deferments
1990
Forgiveness
(Not Available)
Repayment
Plans

**Repayment Plans**

1. Standard
2. Graduated

**Deferment**

1. School Full-Time
2. School Half-Time
3. Graduate Fellowship
4. Unemployment Deferment – 2 years
5. Rehabilitation Training Program
6. Teacher Shortage
7. Internship/Residency Training
8. Temporary Total Disability
9. Armed Forces or Public Health Services
10. National Oceanic and Atmospheric Administration Corps
11. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer
12. Parental Leave
13. Mother Entering/Re-entering Work Force

# Today's repayment options are numerous and complex

## Forbearance

*Discretionary Forbearance*

- Hardship Forbearance

*Mandatory Forbearance*

- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

*Mandatory Administrative Forbearance*

- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness

## Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness


Forbearance
Deferments
2016
Forgiveness
Repayment Plans

## Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage(2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)

## Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

<u>Effective Date Details</u>

(1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans eligible regardless of disbursement date
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

# We've piloted solutions to reduce complexity

## IDR eSign Enrollment Pilot

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature.

**The eSign pilot nearly tripled IDR application return rates**



IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

**55%** return the application within a single day.

**71%** of applications completed within 10 days.

## Testing IDR Payback Playbook



NAVIENT
Department of Education Loan Servicing
Your Personalized Repayment Options (PRO) Plan is now available
You're about to begin repaying your loans - do you know what option is right for you?
Did you know that you may qualify for a $0 monthly payment or be eligible to pursue future debt forgiveness?
Your PRO Plan is a simple guide to understanding your repayment options once you start paying your loans
Create an account or Log into your Navient inbox today to check out the PRO Plan that we've created just for you, including custom cost estimates.
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# Navient delivers strong performance for borrowers

## Navient-serviced borrowers are 35% less likely to default



Default rate (%)
10.8%
7.5%
Navient's CDR is **35 percent** lower than all others
All borrowers
Navient-serviced borrowers

## Forbearance usage is in-line with other servicers

**Borrowers in forbearance as a percent of repayment***



Borrowers in forbearance (%)
20
15
10
5
0
03/14
06/14
09/14
12/14
03/15
06/15
09/15
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
PHEAA
Great_Lakes
Navient
Nelnet

Note: Increase in forbearance usage in Sept 17 due to disaster relief in Puerto Rico, Florida, and Texas.

## Navient's IDR enrollment leads other comparable servicers



Dollars in IDR (%)
60
40
20
0
58.8
44.9
42.2
40.2
29.1
PHEAA
Navient
Great Lakes
Nelnet
NFPs

## Data-driven programs help make contract

**9 times out of 10**

...when we can reach a past-due federal student loan borrower, Navient can help him or her avoid default.



E-Mail
Phone Call
Mail
Video
Text Message

**90%**

of borrowers who default have not responded to Navient outreach during the year of missed payments leading up to default.

Sources*: FSA data center, Federal Student Loan portfolio, Portfolio by Loan Status; forbearance as a percent of borrowers in repayment, forbearance, and deferment, "Official Cohort Default Rates for Schools," Federal Student Aid, 9/24/18; Navient data, Federal Student Aid, "Federal Student Loan Portfolio - FSA Data Center," U.S. Department of Education, as of June 2018, accessed 9/24/2018. Chart represents ED-owned federal loans. Excluding Parent PLUS loans which are not eligible for these payment plans, 53% of ED-owned balances serviced by Navient are enrolled in IDR.

*:Including all types of forbearance, including forbearance necessary for IDR enrollment

# Funding & Liquidity

# 3rd Quarter 2018 Capital Markets Activity

- Facility funding capacity for education loans
  - Available capacity under FFELP secured facilities is $2.6 billion
  - Available capacity under Private Education Loan secured facilities is $108 million

- FFELP ABS Financing
  - In the third quarter of 2018, Navient issued one transaction for $992 million

- Private Education ABS Financing
  - In the third quarter of 2018, Navient issued one transaction for $632 million

- Unsecured Financing
  - Retired or repurchased $86 million of senior unsecured debt

- The tangible net asset ratio[1] was unchanged at 1.23x
  - Repurchased 6.9 million common shares for $95 million in the quarter
  - Will manage the business to a TNA ratio between 1.23x - 1.25x

[1] The tangible net asset ratio equals GAAP tangible assets (total assets less goodwill and acquired intangible assets) less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt. For a more detailed reconciliation of the TNA ratio, see page 23 of Navient's third quarter 2018 earnings release.

# FFELP ABS Transactions

| | NAVSL 2018-4 | | | | | NAVSL 2018-3 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **Pricing Date:**<br>**Settlement Date:** | September 10, 2018<br>September 20, 2018 | | | | | June 20, 2018<br>June 28, 2018 | | | | |
| **Issuance Amount:** | $992M | | | | | $997M | | | | |
| **Collateral:** | US Govt. Guaranteed<br>FFELP Stafford, Plus and Consolidation Loans | | | | | US Govt. Guaranteed<br>FFELP Stafford, Plus and Consolidation Loans | | | | |
| **Prepayment Speed [2]:** | 6% CPR Non-Consolidation / 4% CPR Consolidation | | | | | 6% CPR Non-Consolidation / 4% CPR Consolidation | | | | |
| **Tranching:** | Class | Rating (M/S/D) [1] | Amt. ($M) | WAL [2] | Pricing [3] | Class | Rating (M/F/D) [1] | Amt. ($M) | WAL [2] | Pricing [3] |
| | A1 | Aaa / AAA / AAA | $248 | 1.17 | L + 0.25% | A1 | Aaa / AAA / AAA | $224 | 1.00 | L + 0.27% |
| | A2 | Aaa / AA+/ AAA | $730 | 7.00 | L + 0.68% | A2 | Aaa / AAA / AAA | $272 | 3.50 | L + 0.42% |
| | B | Aaa / AA / AA | $14 | 12.01 | L + 1.30% | A3 | Aaa / AAA / AAA | $501 | 8.60 | L + 0.80% |

[1] Represents ratings by Moody's, S&P, Fitch, and DBRS.
[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.
[3] Pricing represents the reoffer yield to expected call.

# Private Education Loan ABS Transactions

| | NAVSL Trust 2018-D | | | | | NAVSL Trust 2018-C | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **Pricing Date:**<br>**Settlement Date:** | October 18, 2018<br>October 25, 2018 | | | | | July 18, 2018<br>July 26, 2018 | | | | |
| **Issuance Amount:** | $626M | | | | | $632M | | | | |
| **Collateral:** | Private Education Loans and Private Education Refi Loans | | | | | Private Education Refi Loans | | | | |
| **Prepayment Speed[2]:** | 6% CPR PE Loans / 12% CPR PE Refi Loans | | | | | 12% CPR | | | | |
| **Tranching:** | Class | Rating (S/D)[1] | Amt. ($M) | WAL[2] | Pricing[3] | Class | Rating (S/D)[1] | Amt. ($M) | WAL[2] | Pricing[3] |
| | A1 | AAA / AAA | $210 | 1.01 | 1ML + 0.30% | A1 | AAA / AAA | $348 | 1.31 | EDSF + 0.30% |
| | A2A | AAA / AAA | $241 | 5.49 | Swaps + 0.90% | A2 | AAA / AAA | $221 | 5.02 | Swaps + 0.65% |
| | A2B | AAA / AAA | $100 | 5.49 | 1ML + 0.85% | B | NR / AA | $63 | 7.88 | Swaps + 1.35% |
| | B | A / AA | $75 | 9.67 | Swaps + 1.35% | | | | | |

[1] Represents ratings by S&P and DBRS.
[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.
[3] Yield on fixed rate tranches A2A and B, for 2018-D, were 4.11% and 4.62%, respectively; Yield on fixed rate tranches A1, A2, and B, for 2018-C, were 3.04%, 3.55% and 4.26%, respectively.

# Long-term Capital Allocation Philosophy

***Consistently balance capital adequacy with capital allocation opportunities, including dividends, organic growth, stock repurchases and acquisitions***

- ✓ **Execute dynamic capital allocation policy to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**
  - Execute TNA ratio [1] within guidance
  - Critical to delivering shareholder value
- ✓ **Maintain dividend**
- ✓ **Invest capital generated from legacy portfolio and operating businesses among the following:**
  - Loan growth (portfolio acquisitions and refi originations); Share repurchases; Acquisitions that exceed our investment return hurdle
- ✓ **Committed to ensuring excess capital is returned to shareholders**

[1] The tangible net asset ratio or TNA ratio equals GAAP tangible assets (total assets less goodwill and acquired intangible assets) less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

# Managing Unsecured Debt Maturities



(par value, $ in billions)
$1.4
$0.0
$2.4
$2.2
$2.1 $2.1
$1.4 $1.4
$1.5
$1.8
$1.5 $1.5
$1.4 $1.4
$0.6 $0.6
$0.0
$0.5
$0.0 $0.0
$1.6 $1.6
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+
As of September 30, 2017
As of September 30, 2018

## Rating Agency Profile

| | Fitch | Moody's | S&P |
|---|---|---|---|
| Unsecured Debt Rating | BB | Ba3 | B+ |
| Outlook | Stable | Stable | Stable |

As of September 30, 2018

## Long-term Conservative Funding Approach

- Important to maintain our credit ratings to support ongoing access to the unsecured debt markets
- Year to date, Navient has extinguished more than $1.5 billion of unsecured debt
- We continue to opportunistically repurchase debt in the open market

# Education Loan Portfolio Generates Significant Cash Flows

## Projected Life of Loan Cash Flows over ~20 Years

| **$'s in Billions** | |
|---|---|
| **FFELP Cash Flows** | **09/30/18** |
| Secured | |
| Residual (including O/C) | $6.1 |
| Floor Income | 1.4 |
| Servicing | 2.5 |
| Total Secured | $10.0 |
| Unencumbered | 0.5 |
| **Total FFELP Cash Flows** | **$10.5** |
| **Private Credit Cash Flows** | |
| Secured | |
| Residual (including O/C) | $10.1 |
| Servicing | 0.6 |
| Total Secured | $10.7 |
| Unencumbered | 3.5 |
| **Total Private Cash Flows** | **$14.2** |
| **Combined Cash Flows before Unsecured Debt** | **$24.7** |
| **Unsecured Debt** | **$13.0** |

## Enhancing Cash Flows

- Generated $2.0 billion of cash flows in YTD 2018
- Issued $0.5 billion of unsecured debt and paid down $1.5 billion in YTD 2018
- Returned $0.2 billion to shareholders through share repurchase and dividends in YTD 2018
- Acquired $2.6 billion of student loans in YTD 2018
- $24.7 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$10 billion of overcollateralization[1] (O/C) to be released from residuals
- $2.9 billion of unencumbered student loans
- $1.0 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
[1] Includes the PC Turbo Repurchase Facility Debt totaling $2.4 billion as of 9/30/2018.

# Education Loan Portfolio Generates Meaningful Cash Flows Over The Next Five Years

## Projected Annual Private Education Loan Cash Flows



($'s in Billions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.3
$1.3
$1.8
$1.6
$1.4
Remaining 2018
2019
2020
2021
2022
Cash Flows assuming call option can be exercised at 10%

## Projected Annual FFELP Loan Cash Flows



($'s in Billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.4
$1.5
$1.4
$1.2
$1.0
Remaining 2018
2019
2020
2021
2022
Cash Flows assuming trusts run to maturity

## Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $6.5 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.5 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

## FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $5.5 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.3 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

# FFELP Cash Flows Highly Predictable

$'s in millions

| as of 09/30/2018 | Remaining 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 |
|---|---|---|---|---|---|---|---|---|
| Projected FFELP Average Balance | $72,677 | $68,617 | $61,976 | $55,385 | $49,170 | $43,135 | $37,269 | $31,679 |
| Projected Excess Spread | $205 | $780 | $703 | $633 | $568 | $518 | $460 | $417 |
| Projected Servicing Revenue | $90 | $347 | $320 | $292 | $265 | $239 | $212 | $183 |
| Projected Total Revenue | $295 | $1,126 | $1,023 | $925 | $834 | $757 | $672 | $600 |
| | **2026** | **2027** | **2028** | **2029** | **2030** | **2031** | **2032** | **2033+** |
| Projected FFELP Average Balance | $26,368 | $21,334 | $16,648 | $12,650 | $9,530 | $6,762 | $4,389 | $1,285 |
| Projected Excess Spread | $373 | $331 | $280 | $220 | $175 | $148 | $101 | $199 |
| Projected Servicing Revenue | $153 | $123 | $95 | $69 | $51 | $36 | $23 | $30 |
| Projected Total Revenue | $526 | $455 | $375 | $289 | $225 | $184 | $124 | $229 |

- Total Cash Flows from Projected Excess Spread = $6.1 Billion
- Total Cash Flows from Projected Servicing Revenues = $2.5 Billion

**Assumptions**
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
* Numbers may not add due to rounding

# Secured Cash Flow

| $ in Millions | 3Q18YTD | 2017 | 2016 | 2015 |
|---|---|---|---|---|
| *FFELP* | | | | |
| Term Securitized | | | | |
| Servicing (Cash Paid) | $ 218 | $ 314 | $ 342 | $ 387 |
| Net Residual[1] (Excess Distributions) | 392 | 643 | 624 | 724 |
| Other Secured FFELP | | | | |
| Net Cash Flow [2, 3] | 630 | 612 | 503 | 244 |
| *Total FFELP* | $ 1,240 | $ 1,569 | $ 1,469 | $ 1,354 |
| *Private Credit* | | | | |
| Term Securitized | | | | |
| Servicing (Cash Paid) | $ 111 | $ 163 | $ 180 | $ 188 |
| Residual (Excess Distribution) | 354 | 419 | 330 | 198 |
| Other Secured Financings | | | | |
| Net Cash Flow | 230 | 160 | 33 | 35 |
| *Total Private Credit* | $ 695 | $ 742 | $ 543 | $ 420 |
| *Total FFELP and Private Credit* | $ 1,935 | $ 2,311 | $ 2,013 | $ 1,774 |

| Average Principal Balances | 3Q18YTD | 2017 | 2016 | 2015 |
|---|---|---|---|---|
| *FFELP* | | | | |
| Term FFELP | $ 70,148 | $ 72,768 | $ 75,354 | $ 82,316 |
| Other Secured FFELP | 3,719 | 7,110 | 11,135 | 12,982 |
| *Total FFELP* | $ 73,867 | $ 79,879 | $ 86,489 | $ 95,297 |
| *Private Credit* | | | | |
| Term Private Credit | $ 17,912 | $ 19,547 | $ 22,357 | $ 23,850 |
| Other Secured Financings | 3,695 | 2,406 | 612 | 993 |
| *Total Private Credit* | $ 21,607 | $ 21,953 | $ 22,969 | $ 24,843 |
| *Total FFELP and Private Credit* | $ 95,474 | $ 101,832 | $ 109,458 | $ 120,140 |

Note: Totals may not add due to rounding.
[1] Beginning 1Q 2017, Net Residual has been revised to include the impact of all floor contracts.
[2] Beginning 2016, Other Secured FFELP net cash flow includes all excess cash on deposit in the FHLB collection account, after bond paydowns. This cash is released to Navient Corp.
[3] Beginning 1Q 2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on revolving credit agreements with Navient Corporation.

# FFELP ABS

# Recent FFELP ABS Issuance Characteristics

**FFELP ABS Transaction Features**

- Issue size of $500M to $1.0B
- Denominated in US$
- Senior and subordinate notes
- Floating rate tied to 1 month LIBOR
- Amortizing tranches with 1 to 15(+) year average lives
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

**Collateral Characteristics**

- Insurance or guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy
- Offer significantly higher yields than government agency securities with comparable risk profiles

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

# FFELP Loan Program Characteristics

| Parameter | Subsidized Stafford | Unsubsidized Stafford | PLUS/Grad PLUS | Consolidation |
|---|---|---|---|---|
| Borrower | Student | Student | Parents or Graduate Students | Student or Parents |
| Needs Based | Yes | No | No | N/A |
| Federal Guarantee of Principal and Accrued Interest | 97 - 100% | 97 - 100% | 97 - 100% | 97 - 100% |
| Interest Subsidy Payments | Yes | No | No | Yes [1] |
| Special Allowance Payments (SAP) | Yes | Yes | Yes [2] | Yes |
| Original Repayment Term [4] | 120 months | 120 months | 120 months | Up to 360 months |
| Aggregate Loan Limit | Undergraduate: $23,000<br>Graduate: $65,500 | Undergraduate [3]: $57,500<br>Graduate: $138,500 | None | None |

[1] Only on the subsidized portion of the loans on or after November 13, 1997.
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit (combined limit that includes Subsided and Unsubsidized Loans) for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including income-based repayment plans and extended repayment.
Note: As of July 1, 2011

# Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increased beginning in 2014 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

# Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

# Private Education Loan ABS

# Recent Private Education Loan ABS Issuance Characteristics

**Private Education Loan ABS Transaction Features**

- Issue size of $250M to $750M
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate or floating rate tied to 1 month LIBOR
- Compliant with U.S. risk retention and/or European risk retention (5% retention)
- Navient Solutions, LLC is master servicer

**Collateral Characteristics**

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk-based pricing, debt-to-income, household income, and free cash flow, as applicable

# Navient Private Education Loan Programs

| | Smart Option | Undergraduate/Graduate/ Med/Law/MBA | Direct-to-Consumer (DTC) | Consolidation (Legacy) | Private Education Refi |
|---|---|---|---|---|---|
| Origination Channel | School | School | Direct-to-Consumer | Lender | Lender |
| Typical Borrower | Student | Student | Student | College Graduates | College Graduates & Select Non-Graduates |
| Typical Co-signer | Parent | Parent | Parent | Parent | Parent, as applicable |
| Typical Loan | $10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred | $10k avg orig bal, 15 yr term, deferred payments | $12k avg orig bal, 15 yr term, deferred payments | $43k avg orig bal, 15-30 year term depending on balance, immediate repayment | $50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment |
| Origination Period | March 2009 to April 2014 | All history through 2014 | 2004 through 2008 | 2006 through 2008 | 2014 through current |
| Certification and Disbursement | School certified and disbursed | School certified and disbursed | Borrower self-certified, disbursed to borrower | Proceeds to lender to pay off loans being consolidated | Proceeds to lender to pay off loans being consolidated |
| Borrower Underwriting | FICO, custom credit score model, and judgmental underwriting | Primarily FICO | Primarily FICO | FICO and Debt-to-Income | FICO, Debt-to-Income, Income, Free Cash Flow (as applicable) |
| Borrowing Limits | $200,000 | $100,000 Undergraduate, $150,000 Graduate | $130,000 | $400,000 | Maximum $550,000, varies by program |
| School UW | No | No | No | No | No |
| Additional Characteristics | ‣ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board<br>‣ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs<br>‣ Both Title IV and non-Title IV schools[1] | ‣ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board<br>‣ Signature, Excel, Law, Med and MBA Loan brands<br>‣ Title IV schools only 1<br>‣ Freshmen must have a cosigner with limited exceptions<br>‣ Co-signer stability test (minimum 3 year repayment history) | ‣ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being:<br>Marketing channel<br>No school certification<br>Disbursement of proceeds directly to borrower<br>‣ Title IV schools only[1]<br>‣ Freshmen must have a co-signer with limited exceptions<br>‣ Co-signer stability test (minimum 3 year repayment history) | ‣ Loans made to students and parents to refinance one or more private education loans<br>‣ Student must provide proof of graduation in order to obtain loan | ‣ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles. |

[1] Title IV institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

# Navient Private Education Trusts

| *2014 - 2018YTD Issuance Program* | Navient | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | ***NAV 14-CT*** | ***NAV 14-A*** | ***NAV 15-A*** | ***NAV 15-B*** | ***NAV 15-C*** | ***NAV 16-A*** | ***NAV 17-A*** | ***NAV 18-A*** | ***NAV 18-B*** | ***NAV 18-C*** |
| Bond Amount ($mil) | 463 | 664 | 689 | 700 | 359 | 488 | 662 | 507 | 521 | 632 |
| Initial AAA Enhancement (%) | 30% | 30% | 32% | 36% | 48% | 41% | 22% | 12% | 28% | 15% |
| Initial Enhancement (%) | 17% | 22% | 23% | 36% | 40% | 34% | 12% | 4% | 16% | 6% |
| **Loan Program (%)** | | | | | | | | | | |
| Signature/Law/MBA/Med | 0% | 26% | 27% | 52% | 81% | 43% | 17% | 0% | 29% | 0% |
| Smart Option | 0% | 50% | 51% | 0% | 0% | 29% | 30% | 0% | 16% | 0% |
| Consolidation | 0% | 9% | 2% | 8% | 3% | 9% | 0% | 0% | 7% | 0% |
| Private Education Refi | 0% | 0% | 0% | 0% | 0% | 0% | 52% | 100% | 40% | 100% |
| Direct to Consumer | 0% | 15% | 20% | 26% | 8% | 20% | 1% | 0% | 8% | 0% |
| Career Training | 100% | 0% | 0% | 13% | 8% | 0% | 0% | 0% | * | 0% |
| **Total** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** |
| **Payment Status (%)** | | | | | | | | | | |
| School, Grace, Deferment | 0% | 46% | 24% | 9% | 12% | 12% | 9% | 0% | 3% | 0% |
| Repayment | 99% | 53% | 68% | 89% | 85% | 84% | 89% | 100% | 95% | 100% |
| Forbearance | 1% | 1% | 8% | 2% | 3% | 3% | 2% | 0% | 2% | 0% |
| WA Term to Maturity (Mo.) | 104 | 161 | 155 | 157 | 159 | 165 | 135 | 133 | 148 | 138 |
| WA Months in Repayment (Mo.) | 80 | 40 | 30 | 68 | 60 | 51 | 23[2] | - | 47[2] | - |
| % Loans with Cosigner | 71% | 79% | 80% | 64% | 38% | 69% | 49% | 0% | 52% | 0% |
| % Loans with No Cosigner | 29% | 21% | 20% | 36% | 62% | 31% | 51% | 100% | 48% | 100% |
| WA FICO at Origination | 743 | 739 | 731 | 730 | 625 | 720 | 752 | 765 | 750 | 764 |
| WA Recent FICO at Issuance | 726 | 737 | 714 | 726 | 690 | 713 | 750 | - | 748 | - |
| WA FICO (Cosigner at Origination) | 749 | 748 | 738 | 742 | 635 | 731 | 748 | - | 750 | - |
| WA FICO (Cosigner at Rescored) | 735 | 746 | 724 | 739 | 697 | 725 | 749 | - | 742 | - |
| WA FICO (Borrower at Origination) | 728 | 707 | 701 | 704 | 619 | 696 | 755 | 765 | 751 | 764 |
| WA FICO (Borrower at Rescored) | 701 | 701 | 672 | 704 | 687 | 685 | 752 | - | 743 | - |
| WA LIBOR Equivalent Margin [1] | 7.01% | 6.66% | 7.38% | 5.58% | 9.32% | 7.15% | 6.24% | 5.21% | 6.61% | 5.12% |

[1] Assumes Prime / 1m LIBOR spread of 3.00% for all transactions. 2018-A and 2018-C reflect the WA Coupon.
[2] All other (non-Private Education Refi) loans have a weighted average of 78 months in repayment for NAVSL 2018-B and 49 months in repayment for NAVSL 2017-A.
* Represents a percentage greater than 0% but less than 0.5%.

# Navient Private Education Loan Trusts – Prepayment Analysis

- Constant prepayment rates have increased since 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market



Constant Prepayment Rate (CPR)
16%
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A
2017-A

# Navient Corporation Appendix

# GAAP Results

| (In millions, except per share amounts) | Q3 18 | Q2 18 | Q3 17 |
|---|---|---|---|
| Net income | $114 | $83 | $176 |
| EPS | $0.43 | $0.31 | $0.64 |
| Operating expenses | $255 | $201 | $238 |
| Provision | $85 | $112 | $105 |
| Average Student Loans | $98,689 | $101,490 | $109,367 |

# Differences Between Core Earnings And GAAP

| Core Earnings adjustments to GAAP: (Dollars in Millions) | Quarters Ended Sep. 30, 2018 | Jun. 30, 2018 | Sep. 30, 2017 |
|---|---|---|---|
| GAAP net income | $114 | $83 | $176 |
| Net impact of derivative accounting | 12 | 51 | (36) |
| Net impact of goodwill and acquired intangible assets | 23 | 6 | 6 |
| Net income tax effect | (9) | (9) | 6 |
| Total Core Earnings adjustments to GAAP | 26 | 48 | (24) |
| Core Earnings net income | $140 | $131 | $152 |

# Investor Relations Website

**www.navient.com/investors**
**www.navient.com/abs**

*Beginning November 5, 2018, Cohort Default Triangles can be found at navient.com/about/investors/debtasset*

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance

- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters

- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

NAVIENT